UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 26, 2008
Apache Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-4300	41-0747868
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2000 Post Oak Boulevard
Suite 100
Houston, Texas 77056-4400
(Address of principal executive offices)
Registrant’s telephone number, including area code: (713) 296-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Underwriting Agreement
     On September 26, 2008, Apache Corporation (“Apache”) entered into a Terms Agreement (the “Terms Agreement” and together with the Apache Corporation—Debt Securities—Underwriting Agreement Basic Terms incorporated therein, the “Underwriting Agreement”) with Goldman, Sachs & Co. and J.P. Morgan Securities Inc., as the representatives of the several underwriters named therein (the “Underwriters”), for the purchase and sale of $400,000,000 principal amount of 6.000% notes due 2013 (the “2013 Notes”) and $400,000,000 principal amount of 6.900% notes due 2018 (the “2018 Notes” and together with the 2013 Notes, the “Notes”).
     The Underwriting Agreement contains customary representations, warranties and agreements by Apache, and customary conditions to closing, indemnification obligations of Apache and the Underwriters, including for liabilities under the Securities Act of 1933, other obligations of the parties and termination provisions. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the Terms Agreement (including the Apache Corporation—Debt Securities—Underwriting Agreement Basic Terms attached thereto as Annex A), a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
Notes
     On October 1, 2008, Apache completed a public offering (the “Offering”) of the Notes. Apache registered the sale of the Notes with the Securities and Exchange Commission (the “Commission”) pursuant to a Registration Statement on Form S-3 (Registration No. 333-141867), which became automatically effective on April 4, 2007. The net proceeds from the Offering of approximately $790 million, after deducting underwriting discounts and estimated offering expenses, will be used for general corporate purposes.
     The terms of each of the 2013 Notes and the 2018 Notes are governed by the Indenture, dated as of February 15, 1996, between Apache and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A., as successor-in-interest to JP Morgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated November 5, 1996, between Apache and the Trustee.
     The form of the 2013 Note is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The form of the 2018 Note is filed herewith as Exhibit 4.2 and is incorporated herein by reference.
Relationships
     Certain of the Underwriters and their respective affiliates have, from time to time, performed, and may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit Number	Description
Exhibit 1.1	Terms Agreement (including the Apache Corporation—Debt Securities—Underwriting Agreement Basic Terms attached thereto as Annex A), dated September 26, 2008, by and among Apache Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

Exhibit 4.1	Form of 6.000% Note due 2013.

Exhibit 4.2	Form of 6.900% Note due 2018.

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding the validity of the Notes.

Exhibit 23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION

Date: October 1, 2008	/s/ Matthew W. Dundrea Matthew W. Dundrea
Vice President and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 1.1	Terms Agreement (including the Apache Corporation—Debt Securities—Underwriting Agreement Basic Terms attached thereto as Annex A), dated September 26, 2008, by and among Apache Corporation, Goldman, Sachs & Co. and J.P. Morgan Securities Inc.

Exhibit 4.1	Form of 6.000% Note due 2013.

Exhibit 4.2	Form of 6.900% Note due 2018.

Exhibit 5.1	Opinion of Andrews Kurth LLP regarding the validity of the Notes.

Exhibit 23.1	Consent of Andrews Kurth LLP (included as part of Exhibit 5.1).